EXHIBIT 10.4.8

                        DEFAULT AND ASSIGNMENT AGREEMENT

     THIS DEFAULT AND ASSIGNMENT AGREEMENT (the "Agreement") is entered into as of this 1st day of February, 2001 by and among E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company"), GIBRALTER PUBLISHING, INC., a
                                   -------
North Carolina corporation ("Gibralter"), and PALADYNE CORP., a Delaware
                             ---------
corporation ("Paladyne").
              --------

     WHEREAS, the Company and Paladyne are parties to that certain Agreement and Plan of Merger dated as of the 21st day of December, 2000 (the "Merger
                                                                ------
Agreement"), pursuant to which E-Com Acquisition Corp., a North Carolina
---------
corporation (the "Subsidiary") a wholly owned subsidiary of Paladyne, will be
                  ----------
merged with and into the Company (the "Merger"), with the Company continuing as
                                       ------
the sole surviving corporation of the Merger;

     WHEREAS, the Company and Gibralter previously executed that certain Option Agreement dated as of April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement"), pursuant to which Gibralter has the option to sell and the Company has the option to purchase the Option Assets (as defined in the Option Agreement); and

     WHEREAS, to secure the purchase price for the Option Assets, the Company executed a promissory note dated the 1st day of February, 2001 in the amount of $1,500,000.00 and payable to Gibralter ("Promissory Note A"); and

     WHEREAS, in connection with the transactions contemplated under the Option Agreement, the parties hereto have executed an assignment of title to the Option Assets dated as of the 1st day of February, 2001 (the "Assets Assignment"), which Assets Assignment transfers legal title to the Option Assets from Gibralter to the Company; and

     WHEREAS, the parties hereto desire to provide, notwithstanding any contrary provision in the Assets Assignment, for a reversion of title to the Option Assets should the Company default in its obligations under Promissory Note A;

     NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows (capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Merger Agreement):

     1.   DEFAULT AND REVERSION OF TITLE TO OPTION ASSETS. Notwithstanding any
          -----------------------------------------------
contrary provision in the Assets Assignment, the parties hereto agree that should the Company default or otherwise fail to satisfy all of its obligations under the terms and conditions of Promissory Note A on the Maturity Date thereof, including, without limitation, to make full payment of outstanding principal and accrued and unpaid interest when due under the terms and conditions of Promissory Note A, then unless Paladyne shall have satisfied all of the Company's liabilities and obligations under Promissory Note A on or before the Maturity Date thereof, legal title to the Option Assets shall immediately revert to Gibralter under the terms of this Agreement.

     2.   ASSETS ASSIGNMENT. It is the express intent of the parties hereto to
          -----------------
provide for a reversion of title to the Option Assets in accordance with terms of paragraph 1 herein, notwithstanding any contrary term or provision contained in the Assets Assignment. The parties hereto agree that the terms and conditions of this Agreement shall supercede any contrary term or provision in the Assets Assignment.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Upon the delivery of
          ---------------------------------------------
the Default and Assignment Agreement by the escrow agent in accordance with the terms of paragraph 1 herein, the Company hereby represents and warrants that the Option Assets (including Option Assets that constitute leased assets) shall be free and clear of all liens, liabilities, claims, security interests, mortgages, pledges, agreements, obligations, restrictions, and other encumbrances of any nature whatsoever, whether absolute, legal, equitable, accrued, contingent or otherwise, including, without limitations any rights of first refusal as to any of the Option Assets (collectively, the "Liens") other than: (a) any Liens that existed at the time such Option Assets were conveyed by Gibralter to the Company; and (b) any consents required under any Assigned Contracts that constitute a portion of the Option Assets.


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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made and entered into by their duly authorized officers as of the day and year first above written.

                                        COMPANY:

                                        E-COMMERCE SUPPORT CENTERS, INC., a
                                        North Carolina corporation


ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
/s/ Clifford A. Clark                      Terrence J. Leifheit, President
----------------------------------
Clifford A. Clark, Secretary

[CORPORATE SEAL]


                                        GIBRALTER:

                                        GIBRALTER PUBLISHING, INc., a
                                        North Carolina corporation


ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
/s/ Edward A. Bohn                         Terrence J. Leifheit, President
----------------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]


                                        PALADYNE:

                                        PALADYNE CORP., a Delaware corporation


ATTEST:                                 By: /s/ John A. Foster
                                           ------------------------------------
/s/ Joseph Landis                          John A. Foster, Chairman
----------------------------------
Joseph Landis, Secretary

[CORPORATE SEAL]